UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)         July 20, 2000


                             Catalina Lighting, Inc.
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             (Exact name of registrant as specified in its charter)


         Florida                           1-9917              59-1548266
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(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation)                                              Identification No.)

                  18191 N.W. 68th Avenue, Miami, Florida 33015
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                    (Address of principal executive offices)


Registrant's telephone number, including area code        (305) 558-4777
                                                          --------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Item 2.  Acquisition of Ring PLC

On July 5, 2000, Catalina Lighting, Inc. a Florida corporation ("Catalina") acquired, through a wholly-owned subsidiary, Catalina International PLC, all of the outstanding ordinary shares and 74% of the convertible preference shares of Ring PLC ("Ring"). Ring is a leading supplier of lighting, automotive aftermarket products, and industrial consumables in the United Kingdom. Catalina offered Ring shareholders 50 pence per share and 20 pence per share (in addition to the right to receive the dividend of 2.4 pence payable on July 1, 2000) for the ordinary and convertible preference shares, respectively. The total consideration for the acquisition was approximately 22.8 million Great British Pounds ("GBP") or approximately $34.4 million.

On July 18, 2000, the Company entered into a five-year credit facility for approximately $75 million with a bank syndication group lead by SunTrust Bank to finance the acquisition of Ring and repay and terminate its existing U.S. credit facility and Ring's U.K. facility. The new facility consists of two term loans amounting to $15 million and GBP 9.9 million (approximately $15 million), respectively, and two facilities for revolving loans, acceptances, trade and stand-by letters of credit for the Company's ongoing operations in the U.S. and the U.K. of $20 million and the GBP equivalent of $25 million (approximately GBP
16.5 million), respectively. The facility provides for quarterly payments on the term loans (in the respective currencies of the loans) aggregating approximately $1,250,000 for fiscal 2000, $5,125,000 for fiscal 2001, $5,625,000 for fiscal
2002, $6,125,000 for fiscal 2003, $6,625,000 for fiscal 2004 and $5,250,000 for fiscal 2005. Borrowings under the facility bear interest, payable monthly, at the Company's option of either the prime rate plus 1.75% (11.25% at September 13, 2000) or the LIBOR rate plus a variable spread based upon earnings, debt and interest expense levels defined under the credit agreement (9.37% at September 13, 2000). Obligations under the facility are secured by substantially all of the Company's U.S. and U.K. assets, including 100% of the common stock of the Company's U.S. subsidiaries and 49% of the stock of the Company's Canadian and Hong Kong subsidiaries. The agreement contains covenants requiring that the Company maintain a minimum level of equity and meet certain debt to adjusted earnings and fixed charge coverage ratios. Borrowings are subject to a borrowing base defined as the aggregate of certain percentages of the Company's U.S. and U.K. receivables and inventory. The agreement prohibits the payment of cash dividends or other distribution on any shares of the Company's common stock, other than dividends payable solely in shares of common stock, unless approval is obtained from the lenders. The Company pays a quarterly commitment fee of
 .50% per annum based on the unused portion of the revolving facilities.

Ring has employment agreements with eighteen of its officers and key employees for a total annual salary cost of approximately U.S. $1.8 million. The agreements contain benefit packages including contributions to Ring's pension plan ranging from 5% to 10% of salary and provide for notice periods in the case of termination varying from 6 to 36 months. In addition, the agreements contain post-termination restrictive covenants.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

  (a)    Financial Statements of Business Acquired.
         The financial statements of Ring PLC required by Rule 3-05(b) of Regulation S-X are included as exhibit 10.197.

  (b)    Pro Forma Financial Information.
         The following unaudited pro forma consolidated financial information is furnished in accordance with Article 11 of Regulation S-X:

                  Introduction to unaudited pro forma consolidated financial statements (page 5)

                  Unaudited pro forma consolidated balance sheet as of July 5, 2000 (page 6).

                  Unaudited pro forma consolidated statement of operations for the nine months ended June 30, 2000 (page 7).

                  Unaudited pro forma consolidated statement of operations for the year ended September 30, 1999 (page 8).

  (c)    Exhibits

Exhibit                                            Filing in Which Exhibit
Number   Description                               is Incorporated By Reference
------   -----------                               ----------------------------

10.193   Recommended Cash Offers by NM             Form 8-K dated July 20, 2000
         Rothschild & Sons Limited on
         behalf of Catalina International
         PLC, a wholly owned subsidiary
         of Catalina Lighting, Inc. to acquire
         the whole of the ordinary and convertible preference Share capital of Ring PLC.

10.194   Form 429(4) - Notice to                   Form 8-K dated July 20, 2000
         non-assenting shareholders
         by Catalina International PLC
         dated July 5, 2000.

10.195   Press release dated July 5, 2000.         Form 8-K dated July 20, 2000

10.197   Audited Financial Statements of           Filed herewith
         Ring PLC for the years ended
         June 30, 2000, 1999 and 1998.

Exhibit                                            Filing in Which Exhibit
Number   Description                               is Incorporated By Reference
------   -----------                               ----------------------------

10.198   Amended and Restated                      Filed herewith
         Revolving Credit and Term Loan
         Agreement dated August 18, 2000
         between Catalina Lighting, Inc.,
         Catalina International PLC,
         Ring PLC and SunTrust Bank
         as administrative Agent.

                    CATALINA LIGHTING, INC. AND SUBSIDIARIES
                Introduction to Unaudited Pro Forma Consolidated
                              Financial Statements

The Unaudited Pro Forma Consolidated Balance Sheet as of July 5, 2000 and Unaudited Pro Forma Consolidated Statements of Operations for the year ended September 30, 1999, and the nine months ended June 30, 2000 have been prepared to give effect to the July 5, 2000 acquisition by Catalina Lighting, Inc. (the "Company") of Ring PLC ("Ring").

The Unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations are based upon the historical combined financial statements of the Company and Ring, after giving effect to the pro forma adjustments described in the note thereto and as if the acquisition of Ring by the Company had been consummated on October 1, 1998 for statements of operations purposes and as of July 5, 2000 for balance sheet purposes. Differences between the June 30, 2000 amounts used herein for proforma balance sheet purposes and actual July 5, 2000 balances are not material.

                    CATALINA LIGHTING, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JULY 5, 2000
                                 (In thousands)

                                                                                               Pro Forma
                                                                                              Adjustments
                                                                                    ------------------------------  Pro Forma
ASSETS                                                    Catalina (A) Ring (B),(C)       Dr            Cr          Combined
                                                          ------------ ------------ ------------------------------ -----------
Current assets
       Cash and cash equivalents                            $  4,760    $    469                                    $   5,229
       Restricted cash equivalents and short-term
         investments                                           1,636           -                                        1,636
       Accounts receivable, net of allowances                 16,062      18,528                        2,278(d)       32,312
       Inventories                                            26,134      21,790                                       47,924
       Other current assets                                    5,016       1,968                                        6,984
                                                          ------------ ------------                                -----------
         Total current assets                                 53,608      42,755           -                           94,085

Property and equipment, net                                   24,576       5,069                                       29,645
Goodwill, net                                                 10,218       3,231      20,727(a)         3,231(a)       30,945
Other assets                                                   3,690       1,665       1,750(e)                         7,105
                                                          ------------ ------------                                -----------
                                                            $ 92,092    $ 52,720                                    $ 161,780
                                                          ============ ============                                ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
       Accounts and letters of credit payable               $ 15,966    $ 19,612    $  2,278(d)                     $  33,300
       Credit lines                                              406       1,534       1,534(a)                           406
       Note payable - other                                    1,402           -                                        1,402
       Current maturities of bonds payable-real
         estate related                                          900           -                                          900
       Current maturities of other long-term debt                636         802                                        1,438
       Other current liabilities                               6,168       9,626                                       15,794
                                                          ------------ ------------                                -----------
         Total current liabilities                            25,478      31,574                                       53,240

Credit lines and term loans                                    8,300           -                       37,649(a),(e)   45,949
Convertible subordinated notes                                   733           -                                          733
Bonds payable - real estate related                            5,100           -                                        5,100
Other long-term debt                                           1,435         623                                        2,058
Other liabilities                                                695       2,555                                        3,250
                                                          ------------ ------------                                -----------
  Total liabilities                                           41,741      34,752                                      110,330

Minority interest                                                            149                          950(a)        1,099
Commitments and contingencies

Stockholders' equity
       Common stock                                               78      29,899      29,899(a)                            78
       Preference stock                                            -       3,599       3,599(a)                             -
       Additional paid-in capital                             27,956      15,694      15,694(a)                        27,956
       Retained earnings                                      24,635     (31,373)                      31,373(a)       24,635
       Treasury stock                                         (2,318)         -                                        (2,318)
                                                          ------------ ------------                                -----------
         Total stockholders' equity                           50,351      17,819                                       50,351
                                                          ------------ ------------ ------------------------------ -----------
                                                            $ 92,092    $ 52,720    $ 75,481         $ 75,481       $ 161,780
                                                          ============ ============ ============================== ===========

The accompanying note is an integral part of these unaudited Pro Forma Consolidated Financial Statements.

(A) As shown in the Company's Quarterly Report on Form 10-Q as of June 30, 2000.
(B) Represents Ring's consolidated balance sheet at June 30, 2000.
(C) Translation of amounts for Ring from Great British Pounds ("GBP") to U.S. dollars has been made at the rate of 1 GBP = US$1.5083.

                    CATALINA LIGHTING, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED JUNE 30, 2000
                      (In thousands, except per share data)

                                                                                               Pro Forma
                                                                                              Adjustments
                                                                                    ------------------------------  Pro Forma
                                                          Catalina (A) Ring (B),(C)       Dr            Cr          Combined
                                                          ------------ ------------ ------------------------------ -----------
Net sales                                                  $ 131,946    $ 89,606     $ 4,991  (b)                   $ 216,561
Cost of sales                                                106,143      75,393         (57) (b)       4,991 (b)     176,488
                                                          ------------ ------------ ------------------------------ -----------
Gross profit                                                  25,803      14,213       4,934            4,991          40,073

Selling, general and administrative expenses                  20,246      11,319       1,007  (c),(e)                  32,572
Executive management reorganization                              788           -                                          788
                                                          ------------ ------------ ------------------------------ -----------
Operating income                                               4,769       2,894       5,941            4,991           6,713
                                                          ------------ ------------ ------------------------------ -----------

Other income (expenses):
  Interest expense                                            (1,564)       (347)      2,583  (f)                      (4,494)
  Other income (expenses)                                        426          43                                          469
                                                          ------------ ------------ ------------------------------ -----------
Total other income (expenses)                                 (1,138)       (304)      2,583                -          (4,025)
                                                          ------------ ------------ ------------------------------ -----------

Income before income taxes                                     3,631       2,590       8,524            4,991           2,688
Income tax provision                                           1,262         930                          966 (g)       1,226
                                                          ------------ ------------ ------------------------------ -----------
Net income                                                 $   2,369    $  1,660     $ 8,524         $  5,957       $   1,462
                                                          ============ ============ ============================== ===========

Weighted average number of
  shares outstanding
        Basic                                                  7,022                                                    7,022
        Diluted                                                8,674                                                    7,676

Earnings per share
        Basic                                              $    0.34                                                $    0.18
        Diluted                                            $    0.30                                                $    0.16

The accompanying note is an integral part of these Unaudited Pro Forma Consolidated Financial Statements.

(A) As described in the Company's Quarterly Report on Form 10-Q for the nine months ended June 30, 2000.
(B) Represents the results of operations for Ring for the nine months ended June 30, 2000.
(C) Translation of amounts for Ring from Great British Pounds to U.S. dollars has been made at the rate of 1 Pound = US$1.5898.

                    CATALINA LIGHTING, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1999
                      (In thousands, except per share data)

                                                                                               Pro Forma
                                                                                              Adjustments
                                                                                    ------------------------------  Pro Forma
                                                          Catalina (A) Ring (B),(C)       Dr            Cr          Combined
                                                          ------------ ------------ ------------------------------ -----------
Net sales                                                  $ 176,561    $115,543     $  6,422  (b)                  $ 285,682
Cost of sales                                                140,906      93,704          554  (b)      6,422  (b)    228,742
                                                          ------------ ------------ ------------------------------ -----------
Gross profit                                                  35,655      21,839        6,976           6,422          56,940

Selling, general and administrative expenses                  28,554      16,560        1,407 (c),(e)                  46,521
Reversal of provision for litigation                          (2,728)                                                  (2,728)
                                                          ------------ ------------ ------------------------------ -----------
Operating income                                               9,829       5,279        8,383           6,422          13,147
                                                          ------------ ------------ ------------------------------ -----------

Other income (expenses):
  Interest expense                                            (2,413)       (332)       3,085  (f)                     (5,830)
  Reversal of post judgment interest related
    to litigation settlement                                     893                                                      893
  Other income (expenses)                                      1,118           0                                        1,118
                                                          ------------ ------------ ------------------------------ -----------
Total other income (expenses)                                   (402)       (332)       3,085               -          (3,819)
                                                          ------------ ------------ ------------------------------ -----------

Income before income taxes                                     9,427       4,947       11,468           6,422           9,328
Income tax provision                                           2,938       1,101                        1,312  (g)      2,727
                                                          ------------ ------------ ------------------------------ -----------
Net income                                                 $   6,489    $  3,846     $ 11,468        $  7,734       $   6,601
                                                          ============ ============ ============================== ===========

Weighted average number of
  shares outstanding
        Basic                                                  7,055                                                    7,055
        Diluted                                                8,688                                                    8,688

Earnings per share
        Basic                                              $    0.92                                                $    0.89
        Diluted                                            $    0.80                                                $    0.77

The accompanying note is an integral part of these Unaudited Pro Forma Consolidated Financial Statements.

(A) As described in the Company's Annual Report on Form 10-K for the Year ended September 30, 1999.
(B) Represents the results of operations for Ring for the year ended September 30, 1999.
(C) Translation of amounts for Ring from Great British Pounds to U.S. dollars has been made at the rate of 1 GBP = US$1.6293.

                    CATALINA LIGHTING, INC. AND SUBSIDIARIES
          NOTE TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE A - DESCRIPTION OF PRO FORMA ADJUSTMENTS

The cost of acquisition has been allocated to the assets acquired and liabilities assumed based upon their respective fair values at the date of acquisition, with the excess of cost over fair value of net assets acquired allocated to goodwill. The basis for valuation for each of the major categories of assets and liabilities is as follows:


         Accounts receivable - At current values less allowances for (i) doubtful accounts, (ii) sales returns and (iii) sales incentives.

         Inventory -       Finished goods at estimated selling prices less the
                           sum of (a) costs of disposal and (b) a reasonable profit allowance; work in process at estimated selling prices of finished goods less (a) costs to complete, (b) costs of disposal and (c) a reasonable profit allowance; raw materials at current replacement costs.

         Property and Equipment - At approximated current replacement costs.

         Accounts Payable -  At current values.

         Debt and Other Liabilities - At present values (determined at appropriate interest rates) of amounts to be paid.

The pro forma adjustments give effect to:

                  (a) Elimination of Ring's equity accounts, the recording of goodwill, minority interest, borrowings under the Company's new credit facility, and other assets and liabilities arising from the acquisition.

                  (b) Elimination of intercompany sales and the elimination of intercompany profits in ending inventory.

                  (c)      Amortization of goodwill over 20 years.

                  (d)      Elimination of Intercompany receivables and payables.

                  (e)      Credit facility fees and amortization of such fees.

                  (f) Increase in interest expense from (1) additional borrowings utilized to fund the acquisition and (2) the increase in the interest rate on borrowings under the new U.K. and U.S. revolving facilities.

                  (g) Effect of the pro forma adjustments on the provision for income taxes.

The unaudited pro forma consolidated statements of operations exclude the following non-recurring income (expense) items:

                                        Nine Months                   Year
                                       Ended 6/30/00              Ended 6/30/99
                                       -------------              -------------
Costs incurred by
Ring related to the
acquisition                             ($ 739,000)

Additional consideration
from the sale of the Ring
Engineering Division
following the release
of warranty retention                                               $ 815,000

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CATALINA LIGHTING, INC.
                                              -----------------------
                                                   (Registrant)


                                              By: /s/ David W. Sasnett
                                                 ---------------------
                                                 David W. Sasnett
                                                 Senior Vice President and
                                                 Chief Financial Officer

Date: September 18, 2000

                                 EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

  10.197 Audited Financial Statements of Ring PLC for the years ended June 30, 2000, 1999 and 1998.

  10.198 Amended and Restated Revolving Credit and Term Loan Agreement dated August 18, 2000 between Catalina Lighting, Inc., Catalina International PLC, Ring PLC and SunTrust Bank as administrative Agent.